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                                                                    EXHIBIT 23.2



                      [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                          Independent Auditors' Consent



The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 15, 1998 incorporated herein by reference.



                                       /s/ KPMG Peat Marwick LLP


April 23, 1998
Minneapolis, Minnesota